UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
April 29, 2020
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. Other Events.
Northrop Grumman Corporation (“we” or the “company”) is filing this Current Report on Form 8-K to recast the presentation of its consolidated financial statements that were filed on January 30, 2020 with the Securities and Exchange Commission (“SEC”) in the company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”) to reflect the changes in the company’s organizational structure and reportable segments that are described immediately below. This Form 8-K recasts disclosures in certain portions of the 2019 Form 10-K to reflect these changes in each of the periods presented.
At December 31, 2019, the company was aligned in four operating sectors: Aerospace Systems, Innovation Systems, Mission Systems and Technology Services. Effective January 1, 2020, the company reorganized its sectors to better align the company’s broad portfolio to serve its customers’ needs. The four new sectors are: Aeronautics Systems, Defense Systems, Mission Systems and Space Systems.
The company’s financial statements and other disclosures included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “First Quarter 2020 Form 10-Q”) reflect this new reporting structure. The company is including in this Form 8-K the following items from the 2019 Form 10-K and revising necessary portions of the disclosures contained in these items, for each of the periods presented, to reflect this change in the company’s organizational structure and reportable segments: Business (Item 1), Properties (Item 2), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8, solely to reflect changes in Notes 1, 2, 8 and 16 to the consolidated financial statements).
Except for the segment changes described above, this Form 8-K does not modify or update disclosures as presented in the 2019 Form 10-K and does not reflect any changes, events or activities occurring after the date of the filing of the 2019 Form 10-K. Therefore, this Form 8-K should be read in conjunction with the 2019 Form 10-K and the company’s filings made with the SEC subsequent to the filing of the 2019 Form 10-K, including the First Quarter 2020 Form 10-Q.
ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 23 Consent of Independent Registered Public Accounting Firm*
Exhibit 99.1 Item 1: Business*
Exhibit 99.2 Item 2: Properties*
Exhibit 99.3 Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations*
Exhibit 99.4 Item 8: Financial Statements and Supplementary Data*

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: April 29, 2020

Exhibit Index

Exhibit No.

Exhibit 23 Consent of Independent Registered Public Accounting Firm
Exhibit 99.1 Item 1: Business
Exhibit 99.2 Item 2: Properties
Exhibit 99.3 Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.4 Item 8: Financial Statements and Supplementary Data
Exhibit 101 — Northrop Grumman Corporation Current Report on Form 8-K dated April 29, 2020, formatted in XBRL (Extensible Business Reporting Language): Cover Page. The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Exhibit 104 — Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)